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                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 19, 2002
                                                         ---------------

                                ELCOR CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                        1-5341                 75-1217920
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of    Commission File Number     I.R.S. Employer
incorporation or organization)                               Identification No.)


       14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                      75254-8890
--------------------------------------------                      ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code           (972)851-0500
                                                             -------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events

Purported Class Action Litigation

In late March 2002, the United States District Court for the District of New Jersey issued its opinion denying the plaintiff's motion for class certification in the Wedgewood Knolls lawsuit. The ten-day period for plaintiff to file an interlocutory appeal of that decision, or a motion for reargument or reconsideration, has passed without plaintiff's filing any such appeal or motion. Since the suit is now limited to issues associated with the individual plaintiff association, the Registrant believes that the Wedgewood Knolls lawsuit no longer has the potential to have a material adverse effect on its results of operations, financial position or liquidity.

The other putative class action pending against Elk, Lastih, remains on the docket of cases in the Connecticut Superior Court. To date, no party has taken any discovery in this case. Lastih recently appeared on the court's list of dormant cases scheduled for dismissal on May 3, 2002, absent a showing of good cause by the plaintiff. Plaintiff filed a request for exemption from dismissal, which the court recently denied. Plaintiff has now moved for reconsideration of the decision. The Registrant cannot predict whether the Lastih case will have a material adverse effect on its results of operations, financial position or liquidity.

Patent Infringement Litigation

On April 3, 2002, Certainteed Corporation filed suit for alleged patent infringement against Registrant, Elk Corporation of Dallas and Elk Corporation of Texas. The suit, in essence, claims that Elk's Capstone(R) shingle infringes three Certainteed patents, and seeks preliminary and permanent injunctive relief, damages and attorneys fees. Registrant and its Elk affiliates believe that the suit is meritless and intend to vigorously defend it. The Registrant cannot, however, predict with certainty whether the suit will have a material adverse effect on its results of operations, financial position or liquidity.

Press Release

On April 18, 2002, the Registrant issued a press release containing "forward-looking statements" that involve risks and uncertainties about its prospects for the future. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "outlook," "believe," "estimate," "plan," "project," "expect," "anticipate," "predict," "could," "should," "may," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, the Registrant's actual results could differ materially from those discussed here. Such risks and uncertainties include, but are not limited to, the following:

         1. The company's building products business is substantially non-cyclical, but can be affected by weather, the availability of financing and general economic conditions. In addition, the asphalt roofing products manufacturing business is highly competitive. Actions of competitors, including changes in pricing, or



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                  slowing demand for asphalt roofing products due to general or industry economic conditions or the amount of inclement weather could result in decreased demand for the company's products, lower prices received or reduced utilization of plant facilities. Further, changes in building and insurance codes and other standards from time to time can cause changes in demand, or increases in costs that may not be passed through to customers.

         2. In the building products business, the significant raw materials are ceramic-coated granules, asphalt, glass fibers, resins and mineral filler. Increased costs of raw materials can result in reduced margins, as can higher energy, trucking and rail costs. Historically, the company has been able to pass some of the higher raw material, energy and transportation costs through to the customer. Should the company be unable to recover higher raw material, energy and/or transportation costs from price increases of its products, operating results could be adversely affected and/or lower than projected.

         3. The company has been involved in a significant expansion plan over the past several years, including the construction of new facilities and the expansion of existing facilities. Progress in achieving anticipated operating efficiencies and financial results is difficult to predict for new and expanded plant facilities. If such progress is slower than anticipated, or if demand for products produced at new or expanded plants does not meet current expectations, operating results could be adversely affected.

         4. Certain facilities of the company's manufacturing subsidiaries must utilize hazardous materials in their production process. As a result, the company could incur costs for remediation activities at its facilities or off-site, and other related exposures from time to time in excess of established reserves for such activities.

         5. The company's litigation is subject to inherent and case-specific uncertainty. The outcome of such litigation depends on numerous interrelated factors, many of which cannot be predicted.

         6. Although the company currently anticipates that most of its needs for new capital in the near future will be met with internally generated funds or borrowings under its available credit facilities, significant increases in interest rates could substantially affect its borrowing costs under its existing loan facility, or its cost of alternative sources of capital.

         7. Each of the company's businesses, especially Cybershield's business, is subject to the risks of technological changes that could affect the demand for or the relative cost of the company's technology, products and services, or the method and profitability of the method of distribution or delivery of such technology, products and services. In addition, the company's businesses each could suffer significant



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                  setbacks in revenues and operating income if it lost one or more of its largest customers, or if its customers' plans and/or markets should change significantly.

         8. Although the company insures itself against physical loss to its manufacturing facilities, including business interruption losses, natural or other disasters and accidents, including but not limited to fire, earthquake, damaging winds, and explosions, operating results could be adversely affected if any of its manufacturing facilities became inoperable for an extended period of time due to such events.

         9. Each of the company's businesses is actively involved in the development of new products, processes and services which are expected to contribute to the company's ongoing long-term growth and earnings. If such development activities are not successful, market demand is less than expected, or the company cannot provide the requisite financial and other resources to successfully commercialize such developments, the growth of future sales and earnings may be adversely affected.

Parties are cautioned not to rely on any such forward-looking beliefs or judgments in making investment decisions.

Reference is made to the company's Annual Report on Form 10-K for the year ended June 30, 2001, and its Quarterly Report on Form 10-Q for the quarters ended September 30, 2001 and December 31, 2001 for further information about risks and uncertainties.

Other Matters

The company may, from time to time, find that it has commented on non-public information, including forward-looking information, to analysts. If that should occur, the company may post disclosures at www.elcor.com that it deems appropriate under Regulation F-D. No such disclosure, or similar information filed or furnished by Form 8-K, should be deemed an admission that such information is material to investors.

Item 7. Exhibits

99.1     Press release dated April 18, 2002 of Elcor Corporation.



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                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ELCOR CORPORATION




DATE:    April 19, 2002                /s/ Harold R. Beattie, Jr.
     -------------------------         ----------------------------------------
                                       Harold R. Beattie, Jr.
                                       Vice President, Chief Financial Officer
                                       and Treasurer


                                       /s/ Leonard R. Harral
                                       ----------------------------------------
                                       Leonard R. Harral
                                       Vice President and Chief
                                       Accounting Officer



                                       4



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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press release dated April 18, 2002 of Elcor Corporation.